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                                                                   Exhibit 10.46

                        FIRST AMENDMENT TO LOAN AGREEMENT

                  THIS FIRST AMENDMENT TO LOAN AGREEMENT (the "Amendment") is made and entered into as of March 29, 2002, by and between BORDEN CHEMICALS AND PLASTICS OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership, in its capacity as debtor-in-possession under that certain Chapter 11 bankruptcy case filed as Case No. 01-1268 (the "Case") filed on April 3, 2001 with the United States Bankruptcy Court for the District of Delaware (the "Court") (the "Borrower"), and BCP MANAGEMENT, INC., a Delaware corporation, in its capacity as debtor-in-possession under that certain Chapter 11 bankruptcy case filed as Case No. 02-10875 (the "Lender Case") filed on March 22, 2002 with the Court (the "Lender"). For valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Borrower and the Lender, intending to be legally bound, hereby recite and agree as follows:

                                    Recitals

                  A. On January 14, 2002, the Borrower and the Lender entered into that certain Loan Agreement (the "Loan Agreement") pursuant to which the Lender agreed to lend to the Borrower up to $10,000,000 subject to the terms and conditions contained therein. The borrowings under the Loan Agreement were evidenced further by that certain Note in the original principal amount of $10,000,000 executed by the Borrower in favor of the Lender on January 14, 2002.

                  B. The Borrower has requested that the Lender extend the maturity date under the Loan Agreement until April 30, 2002.

                  C. The Borrower and the Lender mutually wish to amend the Loan Agreement, according to the terms and conditions hereinafter set forth.

                  D. The Borrower and the Lender have each requested the authority in the Case and the Lender Case, respectively, to perform their respective rights and obligations under the Loan Agreement and to extend the maturity date to April 30, 2002.

                                    Agreement

                  1. Definitions. All capitalized terms used herein which are defined in the Loan Agreement shall have the same meanings when used herein.

                  2. Amendments to the Loan Agreement. As of the date that all conditions precedent set forth in Section 3 below have been satisfied, the Loan Agreement shall be and hereby is amended and modified as follows:

                     a. The definition of "Maturity Date" contained in
         Section 1.1 of the Loan Agreement is hereby modified to delete therefrom the phrase "March 31, 2002" and replace it with the phrase "April 30, 2002".

                     b. Section 5.11 of the Loan Agreement is hereby modified to delete there from the phrase "March 31, 2002" and replace it with the phrase "April 30, 2002".

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                  3. Conditions Precedent. The amendments to the Loan Agreement set forth in Section 2 above shall not be effective until the Court, in both the Case and the Lender Case, has issued an order authorizing the extension of the maturity date, and the consummation of the transactions contemplated by the Loan Agreement, by both the Borrower and the Lender, as applicable.

                  4. Confirmation and Ratification. Except as specifically modified and amended pursuant to the terms hereof, the Loan Agreement remains unchanged and in full force and effect as written. The parties hereto hereby ratify and confirm in all respects, as of the date hereof, all of the terms, conditions, representations, warranties, covenants and provisions contained therein, as modified and amended hereby, and the Borrower hereby confirms and ratifies in all respects all of the Obligations.

                  5. No Default. The Borrower hereby ratifies and confirms that there are no Defaults or Events of Default which have occurred and are continuing as of the date hereof.

                  6. Governing Law. This Amendment, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio, except and only to the extent precluded by other laws of mandatory application. Notwithstanding the foregoing, the Court shall retain jurisdiction over this Amendment and the forum for any action relating hereto shall be the Court.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       BORDEN CHEMICALS AND PLASTICS OPERATING
                                       LIMITED PARTNERSHIP, a Delaware limited
                                       partnership

                                       By: BCP Management, Inc., a Delaware
                                       corporation, its general partner

                                       By:______________________________________
                                          Mark J. Schneider
                                          President and Chief Executive Officer

                                       BCP MANAGEMENT, INC.
                                       a Delaware corporation

                                       By:______________________________________
                                          Mark J. Schneider
                                          President and Chief Executive Officer

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